EXHIBIT 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 4Q2017 RESULTS

— — —

REPORTS COMPREHENSIVE LOSS PER SHARE OF $0.02,
INCOME BEFORE TAXES OF $364 MILLION ON $515 MILLION IN NET REVENUES,
AND LOSS PER SHARE ON NET INCOME OF $0.02.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, January 16, 2018 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported a diluted loss per share on a comprehensive basis of $0.02 for the quarter ended December 31, 2017, compared to a diluted loss per share on a comprehensive basis of $0.05 for the same period in 2016. Excluding other comprehensive income, the Company reported a diluted loss per share of $0.02 for the quarter, compared to diluted earnings per share of $0.07 for the same period in 2016. The results for the quarter were negatively impacted by the effects of the Tax Cuts and Jobs Act (the "Tax Act"), enacted on December 22, 2017, which decreased diluted earnings per share by $0.45.

Net revenues were $515 million and income before income taxes was $364 million this quarter, compared to net revenues of $193 million and income before income taxes of $28 million for the same period in 2016. The results for the quarter were positively impacted by strong growth in net interest income, which increased $66 million, or 48%, and higher commissions, which increased $20 million, or 13% from the year-ago quarter. Trading gains decreased 64% from the year-ago quarter on lower market making trading volumes as we completed the transfer of our U.S. options market making business to Two Sigma Securities, LLC in the third quarter of 2017.

In addition, the results for the quarter include a $6 million gain on our currency diversification strategy, compared to a $152 million loss in the same period in 2016; and a $9 million net mark-to-market loss on our U.S. government securities portfolio, compared to an $11 million net mark-to-market loss in the same period in 2016.

The Tax Act significantly revised U.S. corporate income tax law by, among other things, reducing the corporate income tax rate to 21% and implementing a modified territorial tax system that includes a one-time transition tax on deemed repatriated earnings of foreign subsidiaries. As a result of the Tax Act, this quarter includes a net reduction in consolidated earnings of approximately $84 million, of which $62 million is due to the one-time repatriation tax and a net $22 million is related to the remeasurement of U.S. deferred tax assets at lower enacted corporate tax rates. The impact of the Tax Act recognized this quarter may materially differ due to, among other things, changes in interpretations and assumptions the Company has made, guidance that may be issued and actions the Company may take as a result of the Tax Act.

For the year ended December 31, 2017, comprehensive diluted earnings per share were $1.22, compared to comprehensive diluted earnings per share of $1.19 in 2016. Excluding other comprehensive income, the Company reported diluted earnings per share of $1.07 for 2017, compared to diluted earnings per share of $1.25 in 2016. The results for 2017 were negatively impacted by the effects of the Tax Act, which decreased diluted earnings per share by $0.46. Net revenues were $1,702 million and income before income taxes was $1,049 million for 2017, compared to net revenues of $1,396 million and income before income taxes of $761 million in 2016.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share. This dividend is payable on March 14, 2018 to shareholders of record as of March 1, 2018.

Business Highlights

Fourth Quarter 2017:
•	71% pretax profit margin for this quarter, up from 15% in the year-ago quarter.
•	65% Electronic Brokerage pretax profit margin for this quarter, up from 57% in the year-ago quarter.
•	Customer equity grew 46% from the year-ago quarter to $124.8 billion and customer debits increased 52% to $29.5 billion.
•	Customer accounts increased 25% from the year-ago quarter to 483 thousand.
•	Total DARTs[1] increased 14% from the year-ago quarter to 730 thousand.
•	Brokerage segment equity was $4.9 billion. Total equity was $6.4 billion.

Full Year 2017:
•	62% pretax profit margin for 2017, up from 55% in 2016.
•	61% Electronic Brokerage pretax profit margin for 2017, unchanged from 2016.
•	Total DARTs increased 4% from 2016 to 688 thousand.

1 Daily average revenue trades (DARTs) are based on customer orders.

Segment Overview

Electronic Brokerage
Electronic brokerage segment income before income taxes increased 50%, to $252 million in the quarter ended December 31, 2017, compared to the same period last year. Net revenues increased 33% to $390 million on higher net interest income and commissions revenue.

Net interest income increased 51% as average customer credit and margin loan balances and benchmark interest rates increased from the year-ago quarter. Commissions revenue increased 13% from the year-ago quarter on higher customer volumes in options and stocks, which increased 15% and 43%, respectively, from the year-ago quarter. Pretax profit margin was 65% for the quarter ended December 31, 2017, up from 57% in the same period last year.

Customer accounts grew 25% to 483 thousand and customer equity increased 46% from the year-ago quarter to $124.8 billion. Total DARTs for cleared and execution-only customers increased 14% to 730 thousand from the year-ago quarter. Cleared DARTs were 681 thousand, 15% higher than in the same period last year.

Market Making
Market making segment income before income taxes decreased to $8 million in the quarter ended December 31, 2017, due to lower trading gains, partially offset by lower operating costs, as we completed the transfer of our U.S. options market making business to Two Sigma Securities, LLC in the third quarter of 2017.

Effects of Foreign Currency Diversification
In connection with our currency diversification strategy, we have determined to base our net worth in GLOBALs, a basket of 14 major currencies in which we hold our equity. In this quarter, our currency diversification strategy increased our comprehensive earnings by $5 million, as the U.S. dollar value of the GLOBAL increased by approximately 0.14%.  In 2017, our currency diversification strategy increased our comprehensive earnings by $175 million, as the U.S. dollar value of the GLOBAL increased by approximately 3.06%. The effects of the currency diversification strategy are reported as components of (1) Other Income in the corporate segment and (2) Other Comprehensive Income ("OCI").

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, January 16, 2018, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call. Ask for the "Interactive Brokers Conference Call."
The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.
About Interactive Brokers Group, Inc.:
Interactive Brokers Group affiliates provide automated trade execution and custody of securities, commodities and foreign exchange around the clock on over 120 markets in numerous countries and currencies from a single IB Universal Account℠ to customers worldwide. We service individual investors, hedge funds, proprietary trading groups, financial advisors and introducing brokers. Our four decades of focus on technology and automation has enabled us to equip our customers with a uniquely sophisticated platform to manage their investment portfolios at the lowest cost according to Barron's Best Online Brokers review, March 20, 2017. We strive to provide our customers with advantageous execution prices and trading, risk and portfolio management tools, research facilities and investment products, all at low prices, positioning them to achieve superior returns on investments.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the Company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the Company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company's financial results may be found in the Company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Investors: Nancy Stuebe, 203-618-4070 or Media: Kalen Holliday, 203-913-1369.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA
TRADE VOLUMES:
(in 000's, except %)

					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2015	65,937		242,846		18,769		327,553		1,305
2016	64,038	-3%	259,932	7%	16,515	-12%	340,485	4%	1,354
2017	31,282	-51%	265,501	2%	14,835	-10%	311,618	-8%	1,246

4Q2016	15,253		63,074		3,933		82,260		1,316
4Q2017	4,263	-72%	71,502	13%	3,800	-3%	79,565	-3%	1,273

3Q2017	6,834		66,262		3,698		76,794		1,229
4Q2017	4,263	-38%	71,502	8%	3,800	3%	79,565	4%	1,273
CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2015	634,388		140,668		172,742,520
2016	572,834	-10%	143,287	2%	155,439,227	-10%
2017	395,885	-31%	124,123	-13%	220,247,921	42%

4Q2016	141,695		34,173		41,805,268
4Q2017	89,381	-37%	31,445	-8%	58,373,129	40%

3Q2017	93,470		31,508		55,195,706
4Q2017	89,381	-4%	31,445	0%	58,373,129	6%

MARKET MAKING
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2015	335,406		14,975		15,376,076
2016	307,377	-8%	14,205	-5%	13,082,887	-15%
2017	102,025	-67%	5,696	-60%	7,139,622	-45%

4Q2016	73,843		3,481		2,249,744
4Q2017	11,228	-85%	1,002	-71%	1,750,178	-22%

3Q2017	18,676		1,040		1,814,393
4Q2017	11,228	-40%	1,002	-4%	1,750,178	-4%
BROKERAGE TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2015	298,982		125,693		157,366,444
2016	265,457	-11%	129,082	3%	142,356,340	-10%
2017	293,860	11%	118,427	-8%	213,108,299	50%

4Q2016	67,852		30,692		39,555,524
4Q2017	78,153	15%	30,443	-1%	56,622,951	43%

3Q2017	74,794		30,468		53,381,313
4Q2017	78,153	4%	30,443	0%	56,622,951	6%
* Includes options on futures.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2015	244,356		124,206		153,443,988
2016	227,413	-7%	128,021	3%	138,523,932	-10%
2017	253,304	11%	116,858	-9%	209,435,662	51%

4Q2016	59,354		30,452		38,598,113
4Q2017	66,232	12%	30,041	-1%	55,714,749	44%

3Q2017	64,363		30,034		52,515,806
4Q2017	66,232	3%	30,041	0%	55,714,749	6%

* Includes options on futures.

BROKERAGE STATISTICS
(in 000's, except % and where noted)

Year over Year	4Q2017	4Q2016	% Change
Total Accounts	483	385	25%
Customer Equity (in billions)*	$124.8	$85.5	46%

Cleared DARTs	681	591	15%
Total Customer DARTs	730	640	14%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$3.92	$4.01	-2%
DART per Avg. Account (Annualized)	363	394	-8%
Net Revenue per Avg. Account (Annualized)	$3,318	$3,205	4%

Consecutive Quarters	4Q2017	3Q2017	% Change
Total Accounts	483	457	6%
Customer Equity (in billions)*	$124.8	$115.7	8%

Cleared DARTs	681	646	5%
Total Customer DARTs	730	695	5%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$3.92	$3.96	-1%
DART per Avg. Account (Annualized)	363	365	-1%
Net Revenue per Avg. Account (Annualized)	$3,318	$3,249	2%

* Excludes non-customers.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
NET INTEREST MARGIN
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2017	2016	2017	2016
	(in millions)
Average interest-earning assets
Segregated cash and securities	$22,803	$24,679	$23,824	$24,134
Customer margin loans	26,982	18,407	23,289	16,506
Securities borrowed	3,757	4,560	3,964	4,155
Other interest-earning assets	3,610	2,397	2,970	2,495
	$57,152	$50,043	$54,047	$47,290

Average interest-bearing liabilities
Customer credit balances	$47,561	$42,315	$45,515	$39,980
Securities loaned	4,350	3,424	3,917	2,897
	$51,911	$45,739	$49,432	$42,877

Net interest income
Segregated cash and securities, net	$66	$39	$226	$149
Customer margin loans	122	60	392	217
Securities borrowed and loaned, net	49	38	161	156
Customer credit balances	(43)	(4)	(123)	(12)
Other net interest income[1]	13	5	32	17
Net interest income	$207	$138	$688	$527

Net interest margin ("NIM")	1.44%	1.10%	1.27%	1.11%

Annualized yields
Segregated cash and securities	1.15%	0.63%	0.95%	0.62%
Customer margin loans	1.79%	1.30%	1.68%	1.31%
Customer credit balances	0.36%	0.04%	0.27%	0.03%

[1]	Includes income from financial instruments which has the same characteristics as interest, but is reported in other income.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)
		Three Months		Twelve Months
		Ended December 31,		Ended December 31,
		2017	2016	2017	2016
		(in millions)

Electronic Brokerage	Net revenues	$390	$294	$1,405	$1,239
	Non-interest expenses	138	126	545	483

	Income before income taxes	$252	$168	$860	$756

	Pre-tax profit margin	65%	57%	61%	61%

Market Making	Net revenues	$25	$45	$86	$190
	Non-interest expenses	17	33	113	146

	Income (loss) before income taxes	$8	$12	$(27)	$44

	Pre-tax profit (loss) margin	32%	27%	(31%)	23%

Corporate [1]	Net revenues	$100	$(146)	$211	$(33)
	Non-interest expenses	(4)	6	(5)	6

	Income (loss) before income taxes	$104	$(152)	$216	$(39)

Total	Net revenues	$515	$193	$1,702	$1,396
	Non-interest expenses	151	165	653	635

	Income before income taxes	$364	$28	$1,049	$761

	Pre-tax profit margin	71%	15%	62%	55%

[1]	Corporate includes corporate related activities as well as inter-segment eliminations and gains and losses on positions held as part of our overall currency diversification strategy.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2017	2016	2017	2016
	(in millions, except share and per share data)
Revenues:
Trading gains	$14	$39	$40	$163
Commissions	170	150	647	612
Interest income	282	160	908	606
Other income (loss)	127	(134)	332	94

Total revenues	593	215	1,927	1,475

Interest expense	78	22	225	79

Total net revenues	515	193	1,702	1,396

Non-interest expenses:
Execution and clearing	56	61	241	244
Employee compensation and benefits	57	68	249	242
Occupancy, depreciation and amortization	13	13	47	51
Communications	6	7	28	30
General and administrative	19	16	86	62
Customer bad debt	-	-	2	6

Total non-interest expenses	151	165	653	635

Income before income taxes	364	28	1,049	761

Income tax expense	200	7	256	62

Net income	164	21	793	699

Net income attributable to noncontrolling interests	166	17	717	615

Net income (loss) available for common stockholders	$(2)	$4	$76	$84

Earnings (loss) per share:
Basic	$(0.02)	$0.07	$1.09	$1.28
Diluted	$(0.02)	$0.07	$1.07	$1.25

Weighted average common shares outstanding:
Basic	71,473,863	67,983,085	69,926,933	66,013,247
Diluted	72,373,829	68,967,280	70,904,921	67,299,413

Comprehensive income:
Net income (loss) available for common stockholders	$(2)	$4	$76	$84
Other comprehensive income:
Cumulative translation adjustment, before income taxes	-	(7)	11	(4)
Income taxes related to items of other comprehensive income	-	-	-	-
Other comprehensive income, net of tax	-	(7)	11	(4)
Comprehensive income (loss) available for common stockholders	$(2)	$(3)	$87	$80

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$166	$17	$717	$615
Other comprehensive income - cumulative translation adjustment	(1)	(40)	54	(21)
Comprehensive income (loss) attributable to noncontrolling interests	$165	$(23)	$771	$594

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2017	2016	2017	2016
	(in millions, except share and per share data)

Comprehensive income (loss) available for common stockholders, net of tax	$(2)	$(3)	$87	$80

Comprehensive earnings (loss) per share:
Basic	$(0.02)	$(0.05)	$1.24	$1.21
Diluted	$(0.02)	$(0.05)	$1.22	$1.19

Weighted average common shares outstanding:
Basic	71,473,863	67,983,085	69,926,933	66,013,247
Diluted	72,373,829	68,967,280	70,904,921	67,299,413

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

			December 31, 2017	December 31, 2016
			(in millions)
Assets
Cash and cash equivalents			$1,781	$1,925
Cash and securities - segregated for regulatory purposes			20,232	24,017
Securities borrowed			2,957	3,629
Securities purchased under agreements to resell			2,061	111
Financial instruments owned, at fair value			3,154	4,037
Receivables from customers, net of allowance for doubtful accounts			29,821	19,409
Receivables from brokers, dealers and clearing organizations			774	1,040
Other assets			382	505

Total assets			$61,162	$54,673

Liabilities and equity

Liabilities
Short-term borrowings			$15	$74
Securities loaned			4,444	4,293
Securities sold under agreements to repurchase			1,316	-
Financial instruments sold but not yet purchased, at fair value			767	2,145
Other payables:
Customers			47,548	41,731
Brokers, dealers and clearing organizations			283	239
Other payables			356	371
			48,187	42,341

Total liabilities			54,729	48,853

Equity
Stockholders' equity			1,090	974
Noncontrolling interests			5,343	4,846
Total equity			6,433	5,820

Total liabilities and equity			$61,162	$54,673

	December 31, 2017		December 31, 2016
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	71,479,604	17.4%	67,989,967	16.6%
Noncontrolling interests (IBG Holdings LLC)	340,229,444	82.6%	341,444,304	83.4%

Total IBG LLC membership interests	411,709,048	100.0%	409,434,271	100.0%